FORM 8-K/A

                                 AMENDMENT NO. 1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


             Date  of  Report          (Date of Earliest Event Reported)
             March  22,  1999                  February  25, 1999
             ----------------          ---------------------------------



                             CHANCELLOR CORPORATION
                             ----------------------
             (Exact name of Registrant as specified in its charter)


         Massachusetts                0-11663                04-2626079
(State or other jurisdiction    (Commission File No.)      (IRS Employer
      of  incorporation)                                 Identification  No.)



  210 South Street, Boston, Massachusetts                      02111
  (Address of principal executive offices)                   (Zip Code)


  Registrant's telephone number, including area code       (617) 368-2700
  --------------------------------------------------       ---------------



                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item  4.          Change  in  Registrant's  Certifying  Accountants.
--------          --------------------------------------------------

     On February 25, 1999, our Audit Committee and Board of Directors approved the dismissal of our independent accountants, Reznick Fedder & Silverman, P.C. ("Reznick Fedder").We provided Reznick Fedder with the reasons for the dismissal in a letter on March 4, 1999. The reasons include, but are not limited to: (i) disagreements on fees billed by Reznick Fedder for services, including, but not limited to, due diligence and business advisory services in connection with merger and acquisition activity, in the prior year and estimated fees in connection with the proposed 1998 audit engagement, (ii) a lack of commitment by Reznick Fedder to ensure timely completion of the 1998 audit and timely filing of the 1998 Annual Report on Form 10-KSB, (iii) dissatisfaction as to the timeliness of Reznick Fedder's provision of business advisory reports and recommendations in general and Management Reports pursuant to the requirements of Statements on Auditing Standards No. 61 in particular, and (iv) personality conflicts between Reznick Fedder's audit team and management, including disagreements concerning the quality of staffing provided previously.

     During the years ended December 31, 1997 and 1996: (i) there were no disagreements with Reznick Fedder on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Reznick Fedder, would have caused Reznick Fedder to make a reference to the subject matter of the disagreements in connection with its reports in the financial statements for such years and (ii) there were no "reportable events" as described in Items 304 of Regulation S-K. Reznick Fedder's report of independent accountants on the Company's consolidated financial statements for the years ended December 31, 1997 and 1996 each contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the interim period from December 31, 1997 through February 25, 1999 (the date of Reznick Fedder's dismissal as the Company's independent accountants), Reznick Fedder alleged, solely in their opinion, (i) one potential disagreement as to a matter relating to accounting principles, and (ii) one suggested "reportable event".

     By letter dated March 15, 1999, Reznick Fedder has indicated that, based on the limited information provided to them as of February 6, 1999, it did not appear that the purchase of Atlanta based MRB, Inc. and affiliates d/b/a Tomahawk Truck & Trailer Sales, Inc. ("MRB") should be reflected as of August 1, 1998, as stated in our Current Report on Form 8-K filed on February 12, 1999. Reznick Fedder based its preliminary determination on the August 1, 1998
Management Agreement, the January 29, 1999 Stock Purchase Agreement, and the January 29, 1999 Loan Agreement, each with MRB, as indicated in Reznick Fedder's letter to us dated March 8, 1999, set forth in Exhibit 99 hereto.

     Reznick Fedder also incorrectly stated in that letter that their preliminary determination was based in part on the First Amendment to the Management Agreement dated August 17, 1998, when in fact, Reznick Fedder did not review that First Amendment until after we filed our Current Report on Form 8-K on February 12, 1999 reporting the completion of our acquisition of MRB. Despite their dismissal as our independent accountants, Reznick Fedder also requested in that letter that the Company provide any additional information that they should consider in connection with their opinion regarding the appropriateness of the accounting disclosures made in the Company's Form 8-K filed on February 12, 1999. Reznick Fedder did not request further information as to this issue prior to their dismissal.

     We engaged the Atlanta based firm of Metcalf Rice Fricke & Davis ("Metcalf Rice") on January 25, 1999 to perform the 1998, 1997, and 1996 audits of MRB, a significant subsidiary. We further engaged the firm of Metcalf Rice, based on the merits of their performance of services in connection with the MRB audits, to serve as our independent accountants in February, 1999. We then asked
Metcalf Rice to review this potential issue, alleged by Reznick Fedder as referenced in their letter dated March 15, 1999, using all available information, including materials not previously requested by Reznick Fedder, and provide us with their determination as to the proper accounting treatment of our acquisition of MRB under generally accepted accounting principles. Furthermore, we have given permission to Metcalf Rice to discuss this matter with Reznick Fedder, should they choose to do so. Accordingly, if necessary and if so advised by Metcalf Rice, we will file an amendment to our Current Report on Form 8-K as filed on February 12, 1999, to reflect a different reporting period.

     As to the second paragraph of Reznick Fedder's letter, they were only provided with a preliminary unaudited, unconsolidated, and unadjusted trial balance for fiscal 1998. In addition, Reznick Fedder was not engaged as our independent accountants for the purpose of certifying the consolidated financial statements of Chancellor Corporation as of December 31, 1998 and for the year then ended, and were therefore not engaged to perform planning for this audit.

     Reznick Fedder was not asked by us to determine whether adjustments were required to recorded assets and liabilities which could materially impact the fairness or reliability of financial statements for the year ended December 31, 1998. Adjustments, if necessary, will be made based on recommendations of Metcalf Rice during the course of their audit fieldwork.

Item  7.          Financial  Statements  and  Exhibits.
--------          -------------------------------------

a.)               Exhibits.

                  Exhibit 16 Letter of Reznick Fedder & Silverman, P.C. regarding change in certifying accountants, dated March 15, 1999.

                  Exhibit 99 Letter of Reznick Fedder & Silverman, P.C. stating basis for preliminary determination of the "designation date of the Tomahawk transaction for accounting purposes as August 1, 1998" and request for additional information to be considered in connection with Reznick Fedder & Silverman, P. C.'s opinion, dated as of March 8, 1999.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CHANCELLOR  CORPORATION



                              By:  /s/  Franklyn  E.  Churchill
                                   ----------------------------
                                        Franklyn  E.  Churchill
                                        President


Date:  March  22,  1999